                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1)       Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:
                                                         -----------------------

5)       Total fee paid:
                        --------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
                                ------------------------------------------------

2)       Form, Schedule or Registration Statement No.:
                                                      --------------------------
3)       Filing Party:
                      ----------------------------------------------------------
4)       Date Filed:
                    ------------------------------------------------------------

                                                                     PRELIMINARY

                             NATIONWIDE MUTUAL FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Prestige Large Cap Value Fund of
Nationwide Mutual Funds:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Prestige Large Cap Value Fund (the "Fund"), one portfolio or series of Nationwide Mutual Funds, an Ohio business trust (the "Trust"), will be held on Thursday, February 22, 2001, at 10:00 a.m., E.S.T., at Jeffers Auditorium, One Nationwide Plaza, Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:

         1. To approve an amendment to the subadvisory agreement with NorthPointe Capital LLC, which will replace Brinson Partners, Inc. as the Fund's subadviser; and

         2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         Shares of the Fund may be purchased by separate accounts of Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). With respect to such separate accounts, Nationwide hereby solicits and agrees to vote at the Meeting the shares of the Fund which are held by separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to other shareholders, the Trustees of the Trust are soliciting your votes.

         If you are a shareholder of record at the close of business on December 18, 2000, you have the right to direct the persons listed on the enclosed proxy card on how your shares in the Fund should be voted. If you are a variable contract owner of record at the close of business on December 18, 2000, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you, a proxy card or a proxy card/voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

                                            By Order of the Trustees,


                                            [signature block here]

January __, 2001                            Kevin S. Crossett, Secretary

                             YOUR VOTE IS IMPORTANT


IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD OR PROXY CARD/VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                                                     PRELIMINARY



                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                          PRESTIGE LARGE CAP VALUE FUND

                                ONE PORTFOLIO OF

                             NATIONWIDE MUTUAL FUNDS

                          TO BE HELD FEBRUARY 22, 2001


                           GENERAL VOTING INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Mutual Funds, an Ohio business trust (the "Trust"), to be voted at a Special Meeting of Shareholders (the "Meeting") of the Prestige Large Cap Value Fund (the "Fund"), one portfolio or series of the Trust. The Meeting will be held at 10:00 a.m., E.S.T., on Thursday, February 22, 2001, at Jeffers Auditorium, One Nationwide Plaza, Columbus, Ohio 43215. The principal executive offices of the Trust are located at 1200 River Road, Conshohocken, Pennsylvania, 19428. The Trustees have fixed the close of business on December 18, 2000, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting.

         This Proxy Statement is being furnished in connection with the solicitation of proxies from shareholders of record on the Record Date and of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Fund. This Proxy Statement and forms of proxy card or proxy card/voting instructions will be sent to shareholders of the Fund on or about January __, 2001.

         Shareholders of record on the Record Date are entitled to one vote for each share they own and a proportionate fractional vote for any fraction of a share they own as to each issue on which such shareholders are entitled to vote. As of the Record Date, the Fund had 2,957,497 shares of beneficial interest (the "Shares") that were outstanding and are therefore entitled to vote at the Meeting.

         Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy card(s) will vote the Shares of the Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy card is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote "FOR" the proposal. Shareholders may revoke previously submitted proxy cards at any time prior to the Meeting by: (i) submitting to the Trust a subsequently dated proxy card, (ii) delivering to the Trust a written notice of revocation or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised. If Shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change his or her vote.

         With respect to the Nationwide separate accounts, Nationwide will vote the Shares of the Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated proxy card/voting instruction form is received that does not specify a choice (for, against or abstain), Nationwide will consider its timely receipt as an instruction to vote "FOR" the proposal. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide subsequently dated voting instructions, (ii) delivering to Nationwide a written notice of revocation or
(iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke voting instructions must be taken before the authority granted in the proxy card/voting instruction form is exercised.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT 1200 RIVER ROAD, CONSHOHOCKEN, PENNSYLVANIA 19428, OR BY CALLING TOLL-FREE (800) 848-0920. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

         The Trust knows of no business other than that mentioned in the Proposal 1, as described above (the "Proposal"), which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. If a quorum is not present at the Meeting for the Proposal or if a quorum is present, but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposal, provided they determine that such an adjournment and additional solicitation is reasonable and in the best interests of shareholders.

                    PROPOSAL - TO APPROVE AN AMENDMENT TO THE
                              SUBADVISORY AGREEMENT
                          WITH NORTHPOINTE CAPITAL LLC,
                    WHICH WILL REPLACE BRINSON PARNTERS, INC.
                            AS THE FUND'S SUBADVISER

INTRODUCTION

         The current subadviser for the Fund is Brinson Partners, Inc. ("Brinson"). Brinson began serving as subadviser on November 2, 1998. At its quarterly Meeting held on December 15, 2000, the Board of Trustees of the Trust, based upon the recommendation of Villanova Mutual Funds Capital Trust, as the Fund's investment adviser (the "Adviser"), voted to (1) terminate the subadvisory agreement with Brinson and (2) approve the proposed amendment to the Subadvisory Agreement with NorthPointe Capital LLC ("NorthPointe") so that NorthPointe will replace Brinson as subadviser, subject to the approval of such matters by the Fund's shareholders. The decision by the Board of Trustees to recommend that Brinson be replaced with NorthPointe, as well as other important information, is described in more detail below.

BACKGROUND INFORMATION

         The Fund is one separate investment portfolio or series of the Trust. The Trust, on behalf of the Fund, initially entered into an Investment Advisory Agreement with Nationwide Advisory Services, Inc. ("NAS") on November 2, 1998; on September 1, 1999, the investment advisory services being performed by NAS for the Fund were transferred to the Adviser, an entity under common control with NAS. Shareholder approval was not required in order to transfer the investment advisory services from NAS to the Adviser because such transfer did not result in a change in the actual control or management of the Fund's investment adviser. Pursuant to the Investment Advisory Agreement, the Adviser selects the subadvisers for and/or manages the investments of the Fund and supervises the Fund's daily business affairs, subject to the supervision and direction of the Board of Trustees. The Adviser selects subadvisers it believes will provide the Fund with high quality investment services consistent with the Fund's investment objectives. The Adviser is responsible for the overall monitoring of the Fund's subadviser(s).

         As part of the Adviser's duties to select and supervise the Fund's subadvisers, the Adviser is responsible for communicating performance expectations and evaluations to the subadvisers and recommending to the Board of Trustees whether a subadviser's contract with the Trust should be renewed, modified or terminated. The Adviser regularly provides written reports to the Board of Trustees describing the results of its evaluation and monitoring functions. Prior to the transfer of the Investment Advisory Agreement, NAS provided these services to the Fund.

         The Trust and the Adviser have received an exemption order from the U.S. Securities and Exchange Commission (the "SEC") that permits the Trustees of the Trust generally to approve a change in the Fund's subadvisers, upon the recommendation of the Adviser, without shareholder approval (the "Order"). The Order grants such authority to the Trust's Trustees only with respect to subadvisers that are not affiliated with the Adviser. However, since NorthPointe is controlled by Villanova Capital, Inc., which also controls the Adviser, NorthPointe is considered to be affiliated with the Adviser. Therefore, shareholder approval of the proposed amendment to the Subadvisory Agreement, which is described more fully below, and the compensation payable under that agreement is required.

RECOMMENDATION TO REPLACE THE SUBADVISER

         As part of its monitoring function, the Adviser reported to the Board at its December 15, 2000 Meeting that since November 1998, Brinson has undergone several significant changes in its management, including the retirement of Gary Brinson as of December 31, 2000. These matters prompted the Adviser to review more closely the performance of the Fund and its management by Brinson. This review was undertaken as part of the responsibility of the Adviser to recommend to the Board of Trustees whether a subadvisory agreement should be terminated. The Adviser decided to recommend that the subadvisory agreement with Brinson be terminated because the Adviser believes that such management changes raise concerns and uncertainty about Brinson's ability to manage the Fund. The Adviser also based its recommendation to replace Brinson on the fact that the Fund has consistently under-performed its benchmark and peer group since its inception. As a result, the Adviser raised concerns about the future growth prospects for the Fund, noting specifically the net loss incurred to date by the Adviser.

         Finally, as a part of its review, the Adviser evaluated whether the Fund's poor performance was also a result of the active management of the Fund. The Adviser concluded that a more quantitative portfolio management process (which would result in less active management of the Fund) may result in better performance for the Fund. The Adviser believes that the quantitative process has been successful in connection with management of other funds of the Trust.

         Upon completion of its analysis, the Adviser decided to recommend that NorthPointe replace Brinson. The Adviser based its decision to recommend NorthPointe on a number of factors, including: NorthPointe's well-disciplined quantitative investment management philosophy, which the Adviser believes will produce better fund performance and which will compliment the similar quantitative strategy employed for the Prestige Large Cap Growth Fund; NorthPointe's personnel, particularly the experience in managing assets within a "value discipline" of the portfolio managers who would be responsible for the day-to-day management of the Fund; and NorthPointe's quantitative model, which would be used in managing the Fund and which the Adviser believes will result in less risk for the Fund and potentially better returns. The Adviser also had difficulty identifying other subadvisers interested in managing the Fund at the current subadvisory fee level, particularly because of the Fund's small size.

BOARD OF TRUSTEES' CONSIDERATIONS

         At a regular meeting of the Board of Trustees on December 15, 2000, the Board of Trustees reviewed the Adviser's recommendations to hire NorthPointe as subadviser and to terminate the subadvisory agreement with Brinson. The Board of Trustees reviewed a report that described in detail the basis for such recommendations and also reviewed the proposed subadvisory agreement with NorthPointe, including the fees to be paid to NorthPointe which are the same as are currently paid to Brinson.

         Having carefully considered the Adviser's recommendations and the reasons for them, the Board of Trustees, including a majority of the Trustees who were not interested persons of the Adviser, Brinson or NorthPointe, approved the termination of the subadvisory agreement with Brinson and the appointment of NorthPointe to serve as a new subadviser to the Fund. The Board, in approving such termination, determined that the Fund and its shareholders would benefit from the change in subadvisers. Specifically, the Board determined that because the Fund under Brinson's management had underperformed, compared to both its benchmark and its peers, and because there had been a number of changes in the Brinson organization causing uncertainty and further concern about its management ability, a change needed to be made. In deciding to approve NorthPointe as the Fund's subadviser, the Board particularly determined that, based upon the Adviser's report and experience, a change from active portfolio management to the disciplined quantitative investment approach and model employed by North Pointe should benefit the Fund and its shareholders and improve performance. The Board also considered NorthPointe's current position as a subadviser to two other funds within the Trust, Nationwide Value Opportunities Fund and NorthPointe Small Cap Value Fund, and the Board's familiarity with NorthPointe as an affiliate of the Adviser.

         The Board of Trustees also approved an amendment to the Subadvisory Agreement among the Adviser, the Trust and NorthPointe to add the Fund. A copy of such Subadvisory Agreement, as proposed to be amended, is attached to this Proxy Statement as Appendix A. In doing so, the Board of Trustees found that the compensation payable under the Subadvisory Agreement with NorthPointe with respect to the Fund was fair and reasonable in light of the services to be provided and the expenses to be assumed by NorthPointe under such agreement.

         If approved by shareholders of the Fund, the termination of the subadvisory agreement with Brinson and the appointment of NorthPointe as a subadviser will take effect on March 1, 2001.

         Approval of the amendment to the Subadvisory Agreement with NorthPointe for the Fund requires the affirmative vote of a majority of the outstanding Shares of the Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at such meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Fund. If the proposed subadvisory agreement for the Fund is not approved, the current subadviser will continue to manage the Fund as it does currently, and the Trustees and the Adviser will need to consider other alternatives for the Fund.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.

COMPARISON OF SUBADVISORY AGREEMENTS

         The Subadvisory Agreement with NorthPointe as proposed to be amended (the "Proposed Agreement") is the same in all material respects as the Subadvisory Agreement with Brinson (the "Current Agreement"). The Current Agreement took effect on November 2, 1998, and was approved by the Fund's initial shareholder on October __, 1998. The Current Agreement has not been submitted for shareholder approval since then. The Current Agreement was reapproved by the Board of Trustees on August 8, 2000.

         The Current Agreement had an initial two-year term and continues automatically for successive one-year terms provided that its continuance is approved annually by the Board of Trustees. The Proposed Agreement is the same except that it took effect on December 1, 1999 (with respect to Nationwide Value Opportunities Fund) and its two year initial term will end on December 1, 2001, and thereafter will continue automatically in the same manner as the Current Agreement. Each Agreement can be terminated on 60 days' notice and both terminate automatically if they are assigned.

         The Adviser's responsibilities under the Current Agreement and the Proposed Agreement are the same. Under each Agreement, the Adviser is responsible for assigning a portion of the Fund's assets to the subadviser and for overseeing the review of the performance of the subadviser. The duties of NorthPointe under the Proposed Agreement are the same as the duties of Brinson under the Current Agreement. NorthPointe will be required to manage the portion of the Fund's portfolio allocated to it (which will constitute all of the Fund's portfolio as of March 1, 2001) in accordance with the Fund's investment objective and policies, subject to the supervision and control of the Adviser and the Board of Trustees.

         The brokerage provisions of the Current Agreement and the Proposed Agreement are the same in all material respects. Under the Current Agreement, Brinson is authorized to purchase and sell securities on behalf of the Fund through brokers or dealers and to negotiate commissions to be paid on such transactions. In doing so, Brinson is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services. The Proposed Agreement contains provisions that are the same in all material respects.

         The provisions of the Current Agreement and the Proposed Agreement relating to indemnification by and the liability of the subadviser are substantially the same. Under the Current Agreement, Brinson and its affiliates and controlling persons can not be held liable for any error of judgment or mistake of law to the Adviser, the Trust, the Fund or the Fund's shareholders in the absence of willful misfeasance, bad faith or gross negligence on the part of Brinson or a reckless disregard of its duties under the Current Agreement. The Current Agreement provides that nothing in such Agreement, however, relieves Brinson from any of its obligations under federal and state securities laws and other applicable law. The Proposed Agreement contains provisions that are substantially the same.

         Brinson is required under the Current Agreement to indemnify the Adviser, the Trust and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of Brinson's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law. The Proposed Agreement contains provisions that are substantially the same. Each of the Current Agreement and the Proposed Agreement contains provisions pursuant to which the Adviser is required to indemnify the subadviser in certain circumstances.

         The foregoing description of the Current Agreement and the Proposed Agreement is only a summary and is qualified in its entirety by reference to the text of the full agreements. A copy of the Current Agreement is on file with the SEC. Copies of the Current Agreement are available 1) in person at the SEC's Public Reference Room in Washington, DC; 2) by mail at the Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009 or 3) at the SEC's website - http:// www.sec.gov.

OTHER INFORMATION ABOUT NORTHPOINTE

         NorthPointe's principal place of business is located at 101 West Big Beaver Road, Suite 1125, Troy, Michigan 48084. Northpointe, a Delaware limited liability company, was organized on November 12, 1999, through a joint venture with Villanova Capital, Inc. and is a value equity institutional management firm. As of December 31, 2000, NorthPointe had approximately [$300] million in assets under management.

         Villanova Capital, Inc. is the holder of a majority of the outstanding ownership interests in NorthPointe. The following table sets forth the name, address and principal occupation of NorthPointe's principal executive officer, managing director and other owners.

--------------------- --------------------------------------------- ----------------------------------------
NAME                  TITLE  WITH NORTHPOINTE                       PRINCIPAL OCCUPATION AND ADDRESS*
--------------------- --------------------------------------------- ----------------------------------------
Paul J. Hondros       Chief Executive Officer, President and        President and Chief Executive Officer
                      Member of the Investment Committee            of Villanova Mutual Fund Capital Trust,
                                                                    Villanova SA Capital Trust, and
                                                                    Villanova Capital, Inc.
                                                                    1200 River Road
                                                                    Conshohocken, PA 19428
--------------------- --------------------------------------------- ----------------------------------------
Michael P. Hayden     Managing Director and owner of 20% of the     Managing Director, NorthPointe
                      Class B ownership interests of NorthPointe
--------------------- --------------------------------------------- ----------------------------------------
Jeffrey C. Petherick  Portfolio Manager, Member of the Investment   Portfolio Manager, NorthPointe
                      Committee and owner of 30% of the Class B
                      ownership interests of NorthPointe
--------------------- --------------------------------------------- ----------------------------------------

--------------------- --------------------------------------------- ----------------------------------------
Mary C. Champagne     Portfolio Manager, Member of the Investment   Portfolio Manager, NorthPointe
                      Committee  and  owner of 30% of the Class B
                      ownership interests of NorthPointe
--------------------- --------------------------------------------- ----------------------------------------
Peter J. Cahill       Portfolio Manager, Research Analyst, Member   Portfolio Manager and Research
                      of the  Investment Committee and owner of     Analyst, NorthPointe
                      20% of the Class B ownership interests of
                      NorthPointe
--------------------- --------------------------------------------- ----------------------------------------

* Unless otherwise indicated, all of the above individuals can be contacted at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, Michigan, 48084.

         NorthPointe currently serves as investment adviser to one separate account that has investment objectives and strategies similar to those of the Fund.

MORE ABOUT FEES AND EXPENSES

         The Fund pays the Adviser an investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets up to $100 million and 0.70% of the Fund's average daily net assets of $100 million or more. The Adviser has agreed to voluntarily waive all or part of its fees and reimburse Fund expenses in order to limit the Fund's total operating expenses on an annual basis, as a percentage of the Fund's average daily net assets, to not more than 1.15% of the Fund's Class A shares, 1.90% of the Fund's Class B shares and 1.00% of the Fund's Institutional Service Class shares. During the fiscal year ended October 31, 2000, the Adviser was entitled to receive from the Fund advisory fees in the amount of $221,990, of which $186,562 was waived or reimbursed. This fee waiver is voluntary and may be terminated in the future. Without waivers or reimbursements, total Fund expenses for the year ended October 31, 2000, as a percentage of average daily net assets, would have been 1.77% for Class A shares, 3.56% for Class B shares, and 1.64% for Institutional Service Class shares.

         Under the Current Agreement, Brinson manages all of the Fund's assets in accordance with the Fund's investment objective and policies. Brinson makes investment decisions for the Fund and purchases and sells securities for the Fund. For the investment management services it provides to the Fund, Brinson receives a fee from the Adviser in an amount equal to 0.35% on assets up to $100 million, and 0.30% on assets of $100 million or more. During the year ended October 31, 2000, the Adviser paid Brinson a total of $103,595. If NorthPointe had been the subadviser for the Fund for the year ended October 31, 2000, it would have earned the same amount of fees as Brinson.

                    FURTHER INFORMATION REGARDING THE ADVISER
                           AND OTHER SERVICE PROVIDERS

         The Adviser, 1200 Conshohocken Road, Conshohocken, Pennsylvania 19428, is a wholly owned subsidiary of Villanova Capital, Inc. ("VCI"), 97% of whose outstanding common stock is owned by Nationwide Financial Services, Inc., a holding company ("NFS"). NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43215. Joseph J. Gasper and Arden L. Shisler, each of whom is a Trustee and/or an officer of the Trust and the Adviser, own less than 1% of the outstanding Class A common stock of NFS. Paul
G. Hondros, a trustee of the Trust and President and Chief Executive Officer of the Adviser, currently owns approximately 3% of the outstanding common stock of VCI which he received as part of VCI's organization in 1999 and in connection with his annual compensation. Mr. Hondros is also entitled to receive certain additional shares of VCI common stock in December 2001 contingent upon VCI's achieving certain performance objectives and has been granted options to purchase shares which vest according to a five year schedule. Assuming Mr. Hondros achieves such objectives and exercises such options, his aggregate share ownership of VCI would equal approximately 5.1%.

         Certain affiliates of the Adviser provide services to the Fund and are compensated for such services. Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), 1200 Conshohocken Road, Conshohocken, Pennsylvania 19428, a wholly owned subsidiary of VCI, provides various administrative and accounting services to the Fund, including daily valuation of the Fund's Shares and preparation of financial statements, tax returns and regulatory reports. For these services, the Fund pays VSA the following annual fee which is based on the Fund's average daily net assets:
0.10% on assets up to $250 million, 0.06% on assets of $250 million up to $1 billion, and 0.04% on assets of $1 billion and more.

         For the fiscal year ended October 31, 2000, the Fund paid VSA a total of $75,000 under the Fund Administration Agreement for its services.

         NAS, a wholly owned subsidiary of NFS, One Nationwide Plaza, Columbus, Ohio 43215, serves as the Fund's principal underwriter. In its capacity as principal underwriter, NAS is available to receive purchase orders and redemption requests relating to Shares of the Fund. As such, NAS is entitled to any front-end sales charges or contingent deferred sales charge imposed on purchases or sales of Shares of the Fund. NAS also receives fees from the Fund under a Plan of Distribution adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Fund's Class A and Class B Shares. For the fiscal year ended October 31, 2000, NAS received from the Fund a total of $19,069 in front-end and back-end sales charges and fees under the Plan of Distribution.

         In addition, Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, 1200 Conshohocken Road, Conshohocken, Pennsylvania 19428, serves as transfer agent and dividend disbursing agent for the Fund. For these services, NISI receives an annual fee from the Fund of $20 per account for Class A and Class B shares and 0.01% of average daily net assets of the Institutional Service Class shares. For the fiscal year ended October 31, 2000, NISI received $7,866 from the Fund for its services.

                             PRINCIPAL SHAREHOLDERS

         As of December 18, 2000, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Fund:

--------------------------- ------------------------------ -------------------- ------------------
                               Name and Address              Number of Shares     Percentage of
          Class                 of Shareholder              Beneficially Owned     Fund Owned
--------------------------- ------------------------------ -------------------- ------------------
                            Nationwide Pensions Managed
                            Personal Portfolio #5
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ -------------------- ------------------
                            Nationwide Pensions Managed
                            Personal Portfolio #4
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ -------------------- ------------------
                            Nationwide Pensions Managed
                            Personal Portfolio #6
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ -------------------- ------------------
                            Nationwide Pensions Managed
                            Personal Portfolio #3
                            One Nationwide Plaza
                            Columbus, Ohio 43215
--------------------------- ------------------------------ -------------------- ------------------

         [(1) As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from owners of variable contracts.]

         As of December 18, 2000, the Trustees and executive officers of the Trust held no Shares of the Fund.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Trust at its principal executive offices a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

                             ADDITIONAL INFORMATION

         With respect to the actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to vote a majority of the Shares of the Fund at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting; provided, however, that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Broker non-votes, as described below, will not be treated as votes present for purposes of determining whether a quorum exists.

         For purposes of determining whether the Proposal has been approved, abstentions and broker non-votes will be counted as "against" the Proposal; except, that where the Proposal is approved based upon a percentage of the Shares present at the Meeting, broker non-votes will have no affect.

         As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

         The Adviser will bear all costs in connection with the solicitation of proxies from shareholders of the Fund. It is not currently expected that there will be any solicitation other than by mail.

                                               By Order of the Trustees


                                               [signature block]

January __, 2001                               Kevin S. Crossett, Secretary

                                                                      APPENDIX A



                              SUBADVISORY AGREEMENT
                              ---------------------

         THIS AGREEMENT is made and entered into on this 1st day of December, 1999, among Nationwide Mutual Funds, an Ohio business trust (the "Trust"), Villanova Mutual Fund Capital Trust (the "Adviser"), a Delaware business trust registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and NorthPointe Capital LLC, a Delaware limited liability company (the "Subadviser"), also registered under the Advisers Act.

                              W I T N E S S E T H :

         WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS, the Adviser has, pursuant to an Advisory Agreement with the Trust dated as of May 9, 1998 (the "Advisory Agreement") as subsequently amended, been retained to act as investment adviser for certain of the series of the Trust which are listed on Exhibit A to this Agreement (each, a "Fund");

         WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

         WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Trust's assets which the Adviser will assign to the Subadviser (the "Subadviser Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties do mutually agree and promise as follows:

         1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities.

         2. Duties of Subadviser.

                  (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, to purchase, hold and sell investments for the Subadviser Assets and to monitor on a continuous basis the performance of the Subadviser Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, information concerning a Fund, their funds available, or to become available, for investment and generally as to the conditions of a Fund's or Trust's affairs.

                  (b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund's overall compliance with the 1940 Act and the Code and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the duties of the Subadviser, and with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

                  The Adviser will also provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust's Registration Statement on Form N-1A.

                  (c) Voting of Proxies. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto. If both the Subadviser and another entity managing assets of a Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

                  (d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

                  (e) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers ("brokers") as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund's account with brokers selected by the Subadviser. In the selection of such brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

                  It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

                  (f) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; provided, however, the Subadviser and any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

                  The Subadviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Trust's Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Trust's Code of Ethics with respect to the Subadviser Assets or (ii) identify any violations which have occurred with respect to the Subadviser Assets.

                  (g) Books and Records. The Subadviser shall maintain separate detailed records of all matters pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund's Records are property of the Trust. The Fund's Records (relating to the Subadviser Assets) shall be available to the Adviser at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to the Adviser during any day that the Fund is open for business.

                  (h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Subadviser Assets held in the portfolio, all in such detail as the Adviser or the Trust may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets.

                  The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Trust or the

         Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act of 1933, as amended (the "Securities Act"), and any rule or regulation thereunder.

                  (i) Custody Arrangements. The Subadviser shall on each business day provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request relating to all transactions concerning the Fund Investments.

                           (j) Historical Performance Information. To the extent agreed upon by the parties, the Subadviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

         3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

         4. Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Funds or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

         5. Compensation. For the services provided and the expenses assumed with respect to a Fund and the Subadviser Assets pursuant to this Agreement, the Subadviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets' average daily net assets.

         The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares of that Fund as described in a Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

         6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

                  (a) The Subadviser is registered as an investment adviser under the Advisers Act;

                  (b) The Subadviser has filed a notice of exemption pursuant to
         Section 4.14 under the Commodity Exchange Act (the "CEA") with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association ("NFA"), or is not required to file such exemption;

                  (c) The Subadviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action by the Subadvisers board of directors or shareholders and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

                  (e) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         7. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

                  (a) The Adviser is registered as an investment adviser under the Advisers Act;

                  (b) The Adviser has filed a notice of exemption pursuant to
         Section 4.14 under the CEA with the CFTC and the National Futures Association or is exempt from doing so;

                  (c) The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders or managing unitholder, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

                  (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

                  (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

                  (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

         8. Representations and Warranties of the Trust. The Trust represents and warrants to the Adviser and the Subadviser as follows:

                  (a) The Trust is a business trust duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (b) The Trust is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act; and

                  (c) The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under
         (i) any provision of applicable law, rule or regulation, (ii) the

         Trust's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

         9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         10. Liability and Indemnification.

                  (a) Liability. The Subadviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. In the absence of wilful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons") shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of a Fund's shareholders, in connection with the matters to which this Agreement relates. In the absence of wilful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

                  (b) Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust and the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's wilful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. Notwithstanding any other provision in this Agreement, the Subadviser will indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons shall not be indemnified for a loss or expense resulting from their negligence, willful misconduct or the violation of the 1940 Act or federal or state securities laws in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

                  The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's wilful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA, or as a result of any negligence, willful misconduct or the violation of the 1940 Act or federal or state securities laws on the part of the Adviser in the reliance upon and/or use of any historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information or similarly managed investment companies.

         11. Duration and Termination.

                  (a) Duration. Unless sooner terminated, this Agreement shall continue until December 1st, 2001, with respect to any Fund covered by the Agreement initially and for an initial two-year period for any Fund subsequently added to the Agreement, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Funds represented at a meeting if holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy or (b) more than 50% of the outstanding shares of the Funds; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

                  (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                           (i) By vote of a majority of the Trust's Board of
                  Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon at least 60 days' written notice to the Subadviser;

                           (ii) By any party hereto immediately upon written
                  notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

                           (iii) By the Subadviser upon at least 60 days'
                  written notice to the Adviser and the Trust.

         This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. Upon termination of this Agreement, the Trust will immediately discontinue the use of the historical performance information provided by the Subadviser provided under Section 2(j) hereof.

         12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Trust pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Trust.

         13. Reference to Subadviser. Neither the Adviser nor any Affiliate or agent of it shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Subadviser to the Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

         14. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by:
a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         15. Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with the terms of this Agreement and applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

         16. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                  (a)      If to the Subadviser:

                           NorthPointe Capital LLC

                           Attention:
                           Facsimile:

                  (b)      If to the Adviser:

                           Villanova Mutual Fund Capital Trust
                           Three Nationwide Plaza, 26th Floor
                           Columbus, OH  43215
                           Attention: James F.  Laird, Jr.
                           Facsimile: (614) 249-7424

                  (c)      If to the Trust:

                           Nationwide Mutual Funds
                           Three Nationwide Plaza, 26th Floor
                           Columbus, OH  43215
                           Attention: James F.  Laird, Jr.
                           Facsimile: (614) 249-7424

         16. Jurisdiction. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of Ohio without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

         17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

         18. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

         19. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         20. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         21. Trust and its Trustees. The Trust is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust dated as of October 30, 1997, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of Nationwide Investing Foundation III Trustees, officers, employees or agents are not made individually, but only in their capacities with respect to the Trust. Such obligations are not binding upon any of the Trustees, shareholders, officers, or employees of the Trust personally, but bind only the assets of the Trust, as set forth in Section 1746.13(A), Ohio Revised Code. All persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.



                                   TRUST
                                   Nationwide Mutual Funds

                                   By:    /s/ Karen R. Tackett
                                      -----------------------------------
                                   Name:  Karen R. Tackett
                                   Title:  Assistant Treasurer

                                   ADVISER
                                   Villanova Mutual Fund Capital Trust

                                   By:    /s/ James F. Laird, Jr.
                                      -----------------------------------
                                   Name:  James F. Laird, Jr.
                                   Title:

                                   SUBADVISER
                                   NorthPointe Capital LLC

                                   By:    /s/ Kevin S. Crossett
                                      -----------------------------------
                                   Name:  Kevin S. Crossett
                                   Title:  VP & Associate General Counsel

                                AMENDED EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                            NATIONWIDE MUTUAL FUNDS,
                       VILLANOVA MUTUAL FUND CAPITAL TRUST
                                       AND
                            NORTHPOINTE CAPITAL, LLC
                   (FORMERLY "VILLANOVA VALUE INVESTORS, LLC")


     Funds of the Trust                            Advisory Fees                              Effective Date
     ------------------                            -------------                              --------------
Gartmore Value Opportunities Fund   0.70% on Subadviser Assets up to $250 million            December 1, 1999
(formerly "Nationwide Value         0.675% on Subadviser Assets of $250 million and
Opportunities Fund")                         more but less than $1 billion
                                    0.65% on Subadviser Assets of $1 billion and
                                             more but less than $2 billion
                                    0.625% on Subadviser Assets of $2 billion and
                                             more but less than $5 billion
                                    0.60% for Subadviser Assets of $5 billion or more

NorthPointe Small Cap Value Fund    0.85% of the Fund's average daily net assets                July 26, 2000

Prestige Large Cap Value Fund       0.35% on Subadviser Assets up to $100 million
                                    0.30% for Subadviser Assets of $100 million or more         March 1, 2001


                                   TRUST:
                                   NATIONWIDE MUTUAL FUNDS

                                   By:
                                       --------------------------------------
                                   Name:
                                   Title:

                                   ADVISER:
                                   VILLANOVA MUTUAL FUND CAPITAL TRUST

                                   By:
                                       --------------------------------------
                                   Name:
                                   Title:

                                   SUBADVISER:
                                   NORTHPOINTE CAPITAL, LLC

                                   By:
                                       --------------------------------------
                                   Name:
                                   Title:

NATIONWIDE MUTUAL FUNDS

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.


PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                             NATIONWIDE MUTUAL FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                         PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William Baltrus and Bryan Haft, or either one of them, attorneys, with full power of substitution, to vote all shares of the Prestige Large Cap Value Fund of the Nationwide Mutual Funds ("Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at Jeffers Auditorium, One Nationwide Plaza, Columbus, Ohio 43215, on Thursday, February 22, 2001 at 10:00 a.m., E.S.T., and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When the shares are held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date:
       -------------------------------------

------------------------------------------------

------------------------------------------------
    Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of the Proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said proxy holders shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

1. With respect to the Prestige Large Cap Value FOR [ ] AGAINST [ ] ABSTAIN [ ] Fund, to approve a new sub-investment advisory agreement with NorthPointe Capital LLC, which will replace Brinson Partners, Inc. as such Fund's subadviser.

NATIONWIDE MUTUAL FUNDS

Vote this Voting Instruction Form TODAY! Your prompt response will save your Fund the expense of additional mailings.


PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                             NATIONWIDE MUTUAL FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Prestige Large Cap Value Fund of the Nationwide Mutual Funds ("Trust") attributable to his or her variable annuity or variable life insurance contact as of December 15, 2000, at the Special Meeting of Shareholders of the Trust to be held at Jeffers Auditorium, One Nationwide Plaza, Columbus, Ohio 43215, on Thursday, February 22, 2001 at 10:00 a.m., E.S.T., and at any adjournments thereof. These voting instructions will be used to vote on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When the variable annuity or variable life insurance contract is held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.

Date:
       -----------------------------

------------------------------------------------

------------------------------------------------
     Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of the Proposal.

IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION FORM SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, proxy holders shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE FOLD AND DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

1. With respect to the Prestige Large Cap Value FOR [ ] AGAINST [ ] ABSTAIN [ ] Fund, to approve a new sub-investment advisory agreement with NorthPointe Capital LLC, which will replace Brinson Partners, Inc. as such Fund's subadviser.

                                      -2-